To Our Shareholders:
--------------------------------------------------------------------------------

CGM Capital Development Fund declined -5.0% in the second quarter of 1998 compared to the unmanaged Standard and Poor's 500 Index which increased +3.3%. During the first six months of the year, CGM Capital Development Fund grew 7.0% while the unmanaged S&P 500 Index increased 17.7%.

The U.S. economy is still strong: First quarter Gross Domestic Product grew at a very high 5.4% annual rate and, although second quarter numbers are expected to come in much lower, the pace continues to be brisk and appears sustainable. Inflation, as measured by the Consumer Price Index, remains low, thanks largely to commodity prices which have been falling for most of this year and also, to economic problems in Asia. Corporate profit margins are slightly narrower than at the end of the first quarter and in a few cases, companies have reported poor results with most of the blame going to the Asian crisis.

At this point, Asia poses the greatest threat to ongoing economic peace of mind in the U.S. The Asian recession is far worse than estimated last fall and it appears that recovery will be slower in coming than originally anticipated. Additionally, the Japanese economy is in trouble and the weak Yen puts additional pressure on prices in neighboring countries. Commerce with Asia -- minus Japan -- represents but a small portion of the total U.S. economy so the principal effect of the recession has been to force prices down, but only on some of our goods. On one hand, lower prices have a favorable influence on our rate of inflation; on the other, the situation is very disruptive to the companies affected. As for the good news, the economic outlook of our far more significant trading partners in Europe is improving.

In the U.S. equity markets, one of the dominant drivers of higher prices has been the decline in long-term interest rates. One year ago, the long government bond traded at a 6.6% yield; today it trades at 5.6%. The S&P 500 Index is now at 1,140, or 25 times the estimated 1998 per share earnings of companies in the index. Historically, this ratio is on the high side of equity pricing. Even higher prices are harder to imagine unless long term rates continue to decline.

CGM Capital Development Fund's three largest industry positions are in housing and building materials, basic materials and heavy capital goods. The Fund's three largest holdings are Nokia Corporation, Chase Manhattan Corporation and Asia Pulp and Paper.

                /s/ Robert L. Kemp
                    Robert L. Kemp
                    President

July 1, 1998

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE
(unaudited)
--------------------------------------------------------------------------------
Total Return for Periods Ended June 30, 1998

                                CGM CAPITAL
                                DEVELOPMENT     S&P 500      THE FUND'S AVERAGE
                                   FUND          INDEX       ANNUAL TOTAL RETURN
                               -------------  -----------  ---------------------
10 Years .....................    +556.5%       +447.9%            +20.7%
 5 Years .....................    +116.9        +182.3             +16.8
 1 Year ......................    + 11.7        + 30.2             +11.7
 3 Months                         -  5.0        +  3.3               --

The percentage figures for the Fund are based upon the beginning net asset values of $16.72, $30.04, $34.50 and $30.35, respectively, and the June 30, 1998 net asset value of $28.84 per share assuming the reinvestment of income dividends, capital gains and paid-in capital distributions during such respective periods. The S&P 500 Stock Index has also been adjusted for the reinvestment of income dividends during these periods. Although the S&P 500 Index and the Fund are not directly comparable, the Index is shown because it is widely used by investors to measure unmanaged stock market performance. When viewing the Fund's performance, one should keep in mind the Fund's investment objective and policies, the characteristics and quality of its portfolio securities, and the periods selected.

The performance data contained in the report represent past performance, which is no guarantee of future results. The investment return on, and the principal value of, an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES
PETER O. BROWN
NICHOLAS J. GRANT
G. KENNETH HEEBNER
ROBERT L. KEMP
ROBERT B. KITTREDGE
LAURENS MACLURE
JAMES VAN DYKE QUEREAU, JR.
J. BAUR WHITTLESEY

OFFICERS
ROBERT L. KEMP, President
G. KENNETH HEEBNER, Vice President
LESLIE A. LAKE, Vice President and Secretary
KATHLEEN S. HAUGHTON, Vice President
MARTHA I. MAGUIRE, Vice President
W. DUGAL THOMAS, Vice President
MARY L. STONE, Assistant Vice President
FRANK N. STRAUSS, Treasurer

INVESTMENT ADVISER
CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP
Boston, Massachusetts 02110

TRANSFER AND DIVIDEND PAYING
AGENT AND CUSTODIAN OF ASSETS
STATE STREET BANK AND TRUST COMPANY
Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT
FOR STATE STREET BANK AND
TRUST COMPANY

BOSTON FINANCIAL DATA SERVICES, INC.
P.O. Box 8511
Boston, Massachusetts 02266-8511

                                                       CGM MUTUAL FUND
---------------------------------------------------------------------------------------------------------------------------
                                                 25 YEAR INVESTMENT RECORD
                                       DECEMBER 31, 1972 -- JUNE 30, 1998 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
                               IF YOU HAD PURCHASED ONE SHARE OF THE FUND ON DECEMBER 31, 1972
---------------------------------------------------------------------------------------------------------------------------
                                  --AND HAD TAKEN ALL DIVIDENDS       OR -- HAD REINVESTED ALL DIVIDENDS AND CAPITAL
                                     AND DISTRIBUTIONS IN CASH           GAINS DISTRIBUTIONS IN ADDITIONAL SHARES
                -----------------------------------------------------------------------------------------------------------
                                         During the Year
                                      You Would Have Received                                  Which Would Represent
                                 -------------------------------                         ----------------------------------
                                                                     The Value of                         A Cumulative
                  The Net                                            Your Original                            Change
                Asset Value        Per Share           Per Share      Investment              An             Expressed
   On             of Your        Capital Gains          Income          At Each             Annual        As An Index With
December        Share Would      Distributions         Dividends       Year End          Total Return        December 31,
   31            Have Been            of                  of        Would Have Been           of            1972 = 100.0
---------------------------------------------------------------------------------------------------------------------------
  1972            $14.63                                                                       100.0
  1973             12.69              --                 $0.08          $ 12.74              -  12.9               87.1
  1974              7.78            $  0.37*              0.14             8.15              -  36.0               55.7
  1975              9.35              --                  0.15             9.98              +  22.5               68.2
  1976             10.98              --                  0.13            11.89              +  19.1               81.2
  1977             10.74              --                  0.18            11.82              -   0.6               80.7
  1978             13.05              --                  0.27            14.76              +  24.9              100.8
  1979             16.20              --                  0.35            18.80              +  27.4              128.4
  1980             20.50              1.65*               0.36            26.87              +  42.9              183.5
  1981             17.34              3.38                0.36            28.08              +   4.5              191.8
  1982             24.88              2.88                0.41            50.24              +  78.9              343.1
  1983             25.21              2.50                0.47            58.08              +  15.6              396.6
  1984             17.28              6.15                0.11            53.32              -   8.2              364.1
  1985             25.02              --                  0.18            77.95              +  46.2              532.3
  1986             23.12              7.46                0.16           100.09              +  28.4              683.5
  1987             16.56             10.09                0.14           116.00              +  15.9              792.2
  1988             15.87              0.02                0.62           115.65              -   0.3              789.8
  1989             18.37              --                  0.34           136.35              +  17.9              931.2
  1990             18.53              --                  0.10           138.26              +   1.4              944.2
  1991             25.80             11.07*               0.06           275.28              +  99.1             1879.9
  1992             27.43              2.68*               0.20           323.45              +  17.5             2208.9
  1993             27.71              7.51                0.07           416.28              +  28.7             2842.9
  1994             20.58              0.71                0.07           320.95              -  22.9             2191.9
  1995             27.33              1.68                0.02           452.86              +  41.1             3092.8
  1996             29.08              5.87                0.07           580.11              +  28.1             3961.9
  1997             26.96              9.08                --             718.76              +  23.9             4908.8
1998(6/30)         28.84              --                  --             769.07              +   7.0             5252.4
                                    -------              -----                               -------
  Totals                            $ 73.10              $5.04                               +5152.4
---------------------------------------------------------------------------------------------------------------------------
    *Includes $0.15, $0.09, $0.02 and $0.02 per share distributed from paid-in capital.
---------------------------------------------------------------------------------------------------------------------------

   The performance data contained in this report represent past performance, which is no guarantee of future results. The investment return on, and the principal value of, an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than the original cost.

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

INVESTMENTS AS OF JUNE 30, 1998
(unaudited)

COMMON STOCKS -- 99.6% OF TOTAL NET ASSETS

                                                         SHARES      VALUE(a)
                                                         ------      --------
AIRLINES -- 10.1%
AMR Corporation (b) ................................     454,000   $ 37,795,500
Delta Air Lines, Inc. ..............................     295,000     38,128,750
                                                                   ------------
                                                                     75,924,250
                                                                   ------------

AUTOMOTIVE & RELATED -- 1.7%
Daimler Benz A.G. ADR (c) ..........................     130,000     12,650,625
                                                                   ------------

BANKS -- MONEY CENTER -- 5.8%
Chase Manhattan Corporation ........................     582,000     43,941,000
                                                                   ------------

BASIC MATERIALS -- 10.7%
Centex Construction Products, Inc. .................     630,000     24,255,000
Lafarge Corporation ................................     815,000     32,039,688
USG Corporation (b) ................................     445,000     24,085,625
                                                                   ------------
                                                                     80,380,313
                                                                   ------------

BEVERAGES AND TOBACCO -- 1.6%
Philip Morris Companies, Inc. ......................     300,000     11,812,500
                                                                   ------------

BUSINESS SERVICES -- 3.5%
United Stationers, Inc. ............................     405,000     26,223,750
                                                                   ------------

COMPUTER SOFTWARE AND SERVICES -- 4.9%
Dell Computer Corporation (b) ......................     400,000     37,125,000
                                                                   ------------

ELECTRONIC AND COMMUNICATION EQUIPMENT -- 7.1%
Nokia Corporation ADR (c) ..........................     740,000     53,696,250
                                                                   ------------

ELECTRONIC COMPONENTS -- 7.5%
CHS Electronics, Inc. (b) ..........................   1,750,000     31,281,250
Philips Electronics N.V. ADR (c) ...................     295,000     25,075,000
                                                                   ------------
                                                                     56,356,250
                                                                   ------------
HEAVY CAPITAL GOODS -- 10.3%
Navistar International Corp. (b) ...................   1,290,000     37,248,750
PACCAR, Inc. .......................................     773,000     40,389,250
                                                                   ------------
                                                                     77,638,000
                                                                   ------------

HOTELS AND RESTAURANTS -- 6.7%
Foodmaker, Inc. (b) ................................   1,881,000     31,741,875
Ruby Tuesday, Inc. .................................   1,220,000     18,910,000
                                                                   ------------
                                                                     50,651,875
                                                                   ------------

HOUSING & BUILDING MATERIALS -- 10.8%
D.R. Horton, Inc. ..................................     540,000   $ 11,272,500
Kaufman & Broad Home Corporation ...................   1,070,000     33,972,500
Lennar Corporation .................................   1,220,000     35,990,000
                                                                   ------------
                                                                     81,235,000
                                                                   ------------
MISCELLANEOUS -- 3.5%
Standard Pacific Corp. .............................   1,263,600     26,061,750
                                                                   ------------

OFFICE EQUIPMENT AND SUPPLIES - 5.2%
Lexmark International Group, Inc. (b) ..............     636,000     38,796,000
                                                                   ------------

PAPER PRODUCTS/CONSUMER -- 5.6%
Asia Pulp & Paper Company Ltd. ADR (c) .............   3,715,000     41,793,750
                                                                   ------------

RETAIL -- 4.6%
Kmart Corporation (b) ..............................   1,800,000     34,650,000
                                                                   ------------

TOTAL COMMON STOCKS (Identified Cost $725,186,689) (d) .........    748,936,313
                                                                   ------------

SHORT-TERM INVESTMENT -- 0.1%
                                                          FACE
                                                         AMOUNT

American Express Credit Corporation, 5.95% 7/01/98
 (Cost $275,000) ...................................   $ 275,000        275,000

TOTAL INVESTMENTS -- 99.7% (Identified Cost $725,461,689) ......    749,211,313
Cash and Receivables ...........................................     31,512,414
Liabilities ....................................................    (28,923,291)
                                                                   ------------
TOTAL NET ASSETS -- 100.0% .....................................   $751,800,436
                                                                   ============

(a) See Note 1A.
(b) Non-income producing security.
(c) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.
(d) Federal Tax Information: At June 30, 1998 the net unrealized appreciation on investments based on cost of $725,461,689 for Federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments
      in which there is an excess of value over tax cost .......   $ 59,874,693
    Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value .......    (36,125,069)
                                                                   ------------
    Net unrealized appreciation ................................   $ 23,749,624
                                                                   ============

                 See accompanying notes to financial statements

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

STATEMENT OF
ASSETS AND LIABILITIES

June 30, 1998
(unaudited)

ASSETS
  Investments at value (Identified
    cost -- $725,461,689) ......................................    $749,211,313
  Cash .........................................................           4,351
  Receivable for:
  Securities sold ...............................    $30,553,375
  Shares of the Fund sold .......................         38,696
  Dividends and interest ........................         76,066
  Foreign Tax Reclaim ...........................        839,926      31,508,063
                                                     -----------    ------------
                                                                     780,723,727
LIABILITIES
  Payable for:
    Securities purchased ........................    $27,929,981
    Shares of the Fund redeemed .................        373,532      28,303,513
                                                     -----------
  Accrued expenses:
    Management fees .............................        599,170
  Trustees' fees ................................         13,903
  Accounting and Administration .................          4,417
  Other expenses ................................          2,288         619,778
                                                     -----------    ------------
                                                                      28,923,291
                                                                    ------------
NET ASSETS .....................................................    $751,800,436
                                                                    ============
  Net Assets consist of:
    Capital paid-in ............................................    $602,532,457
    Undistributed net investment income ........................       3,888,210
    Accumulated net realized gain ..............................     121,630,145
    Unrealized appreciation on investments -- net ..............      23,749,624
                                                                    ------------
NET ASSETS .....................................................    $751,800,436
                                                                    ============
  Shares of beneficial interest outstanding, no par value ......      26,067,515
                                                                    ============
  Net asset value per share* ...................................          $28.84
                                                                    ============

*Shares of the Fund are sold and redeemed at net asset value
 ($751,800,436 / 26,067,515).

                 See accompanying notes to financial statements

STATEMENT OF
OPERATIONS

Six Months Ended June 30, 1998
(unaudited)

INVESTMENT INCOME
  Income
    Dividends (net of withholding tax
      of $658,292) ......................................         $   7,831,603
    Interest ............................................                91,794
                                                                  -------------
                                                                      7,923,397
                                                                  -------------
  Expenses
    Management fees .....................................             3,760,584
    Trustees' fees ......................................                25,500
    Accounting and Administration .......................                26,500
    Custodian ...........................................                60,000
    Transfer agent ......................................                97,103
    Audit and tax services ..............................                15,500
    Legal ...............................................                 8,000
    Printing ............................................                13,500
    Registration ........................................                27,500
    Miscellaneous .......................................                 1,000
                                                                  -------------
                                                                      4,035,187
                                                                  -------------
    Net investment income ...............................             3,888,210
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Realized gain on investments -- net ...................           121,750,602
  Unrealized depreciation -- net ........................           (74,630,611)
                                                                  -------------
  Net gain on investments ...............................            47,119,991
                                                                  -------------

NET INCREASE IN ASSETS FROM
  OPERATIONS ............................................         $  51,008,201
                                                                  =============

                 See accompanying notes to financial statements

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                SIX MONTHS
                                                                   ENDED           YEAR ENDED
                                                               JUNE 30, 1998      DECEMBER 31,
                                                                (UNAUDITED)           1997
                                                               -------------      ------------
FROM OPERATIONS
  Net investment income (loss) ...........................      $  3,888,210       $ (2,114,797)
  Net realized gain from investments .....................       121,750,602        190,224,896
  Unrealized (depreciation) ..............................       (74,630,611)       (38,714,156)
                                                                ------------       ------------
    Increase in net assets from operations ...............        51,008,201        149,395,943
                                                                ------------       ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ..................................           --                 --
  Net realized gain on investments .......................           --            (187,774,697)
                                                                ------------       ------------
                                                                     --            (187,774,697)
                                                                ------------       ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares ...........................        17,714,691         34,947,059
  Net asset value of shares issued in connection with
    reinvestment of:
    Dividends from net investment income .................           --                 --
    Distributions from net realized gain .................           --             165,899,987
                                                                ------------       ------------
                                                                  17,714,691        200,847,046
  Cost of shares redeemed ................................       (39,595,360)       (71,055,460)
                                                            ----------------   ----------------
    Increase (decrease) in net assets derived from capital
      share transactions .................................       (21,880,669)       129,791,586
                                                                ------------       ------------
  Total increase in net assets ...........................        29,127,532         91,412,832

NET ASSETS
  Beginning of period ....................................       722,672,904        631,260,072
                                                                ------------       ------------
  End of period (including undistributed net investment
    income of ($3,888,210 and $0, respectively) ..........      $751,800,436       $722,672,904
                                                                ============       ============
NUMBER OF SHARES OF THE FUND:
  Issued from sale of shares .............................           620,357          1,029,907
  Issued in connection with reinvestment of:
    Dividends from net investment income .................           --                 --
    Distributions from net realized gain .................           --               6,153,926
                                                                ------------       ------------
                                                                     620,357          7,183,833
    Redeemed .............................................        (1,361,163)        (2,085,022)
                                                                ------------       ------------
    Net change ...........................................          (740,806)         5,098,811
                                                                ============       ============

                 See accompanying notes to financial statements

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                      SIX MONTHS
                                         ENDED                              YEAR ENDED DECEMBER 31,
                                     JUNE 30, 1998    --------------------------------------------------------------------
                                      (UNAUDITED)         1997          1996          1995          1994          1993
                                      -----------         ----          ----          ----          ----          ----
For a share of the Fund outstanding
  throughout each period:
Net asset value at the
  beginning of period .........          $26.96          $29.08        $27.33        $20.58        $27.71        $27.43
                                         ------          ------        ------        ------        ------        ------
Net investment income (loss)               0.15           (0.08)(a)      0.07          0.02          0.07          0.07
Dividends from net investment
  income ......................             --              --          (0.07)        (0.02)        (0.07)        (0.07)
Net realized and unrealized
  gain (loss) on investments ..            1.73            7.04          7.62          8.43         (6.42)         7.79
Distribution from net
  realized gain ...............             --            (9.08)        (5.84)        (1.68)        (0.69)        (7.51)
Distribution in excess of net
  realized gain on investments              --              --          (0.03)          --          (0.02)          --
Distribution from paid-in
  capital .....................             --              --            --            --            --            --
                                         ------          ------        ------        ------        ------        ------
Net increase (decrease) in
  net asset value .............            1.88           (2.12)         1.75          6.75         (7.13)         0.28
                                         ------          ------        ------        ------        ------        ------
Net asset value at end of
  period ......................          $28.84          $26.96        $29.08        $27.33        $20.58        $27.71
                                         ======          ======        ======        ======        ======        ======
Total Return (%) ..............             7.0            23.9          28.1          41.1         -22.9          28.7

Ratios:
Operating expenses to average
  net assets (%) ..............            1.05*           1.07          0.82          0.85          0.84          0.85
Net investment income to
  average net assets (%)                   1.02*          -0.29          0.23          0.07          0.25          0.23
Portfolio turnover (%) ........             378*            230           178           271           146           143
Net assets at end of period
  (in thousands) ($) ..........         751,800         722,673       631,260       521,248       401,676       523,775

(a) Per share net investment loss does not reflect the period's reclassification of permanent differences between book and tax basis net investment loss. See Note 1D.
  * Computed on an annualized basis.

                 See accompanying notes to financial statements

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 1998
(unaudited)

1. The Fund is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to an Agreement and Declaration of Trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's objective is long-term capital appreciation. The Fund seeks to attain its objective by investing in the equity securities of a diverse group of companies and industries.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ national market system or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term investments having a maturity of sixty days or less are stated at amortized cost, which approximates value.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net gain or loss on securities sold is determined on the identified cost basis.

C. FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its taxable income and net realized capital gains, within the prescribed time period. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions are recorded by the Fund on the ex-dividend date. The classification of income and capital gains distributions is determined in accordance with income tax regulations. Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid-in capital. Undistributed net investment income, accumulated net investment loss, or distributions in excess of net investment income may include temporary book and tax differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

2. PURCHASES AND SALES OF SECURITIES -- For the period ended June 30, 1998, purchases and sales of securities other than United States government obligations and short-term investments aggregated $1,431,455,919 and $1,458,987,299, respectively. There were no purchases or sales of United States government obligations.

3. A. MANAGEMENT FEES -- During the period ended June 30, 1998, the Fund incurred management fees of $3,760,584 paid or payable to the Fund's investment adviser, Capital Growth Management Limited Partnership
        (CGM), certain officers and directors of which are also officers and trustees of the Fund. The management agreement provides for a fee at the annual rate of 1.00% on the first $500 million of the Fund's average daily net assets, 0.95% of the next $500 million and 0.80% of such assets in excess of $1 billion.

    B. OTHER EXPENSES -- CGM performs certain administrative, accounting and other services for the Fund. The expenses of those services, which are paid to CGM by the Fund, include the following:
        (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and clerical functions relating to the Fund; (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance; and (iii) registration, filing and other fees in connection with requirements of regulatory authorities. The Accounting and Administration expense of $26,500 is shown separately in the financial statements.

    C. TRUSTEES FEES AND EXPENSES -- The Fund does not pay any compensation directly to its officers or to any trustees who are directors, officers or employees of CGM, or any affiliate of CGM, (other than registered investment companies). Each other trustee is compensated by the CGM Funds with an annual fee of $37,000 plus travel expenses for each meeting attended. Of this amount, the Fund is responsible for $3,000 plus an annual variable fee calculated based on the proportion of the Fund's average net assets to the aggregate average net assets of the CGM Funds, which for 1998 is $5,602. In addition, the Chairman of the Independent Trustees Committee receives an annual retainer of $1,500.

CGM
CAPITAL
DEVELOPMENT
FUND


148th Quarterly Report
June 30, 1998


A No-Load Fund


         Investment Adviser
[Logo]   CAPITAL GROWTH MANAGEMENT
         Limited Partnership



INVESTMENT ADVISER

CAPITAL GROWTH MANAGEMENT
LIMITED PARTNERSHIP
Boston, Massachusetts 02110

-----------------------------------
TELEPHONE NUMBERS

For information about:
[ ] Account Procedures and Status

[ ] Redemptions

[ ] Exchanges

    Call 800-343-5678

[ ] New Account Procedures

[ ] Prospectuses

[ ] Performance

    Call 800-345-4048

--------------------------------------------------------------------------------
MAILING ADDRESSES

FOR EXISTING ACCOUNTS

Boston Financial Data Services
P.O. Box 8511
Boston, MA 02266-8511

FOR NEW ACCOUNT APPLICATIONS ONLY

The CGM Funds
P.O. Box 449
Boston, MA 02117-0449
--------------------------------------------------------------------------------

This report has been prepared for the shareholders of the Fund and is not authorized for distribution to current or prospective investors in the Fund unless it is accompanied or preceded by a prospectus.

CQR2 98                                                      Printed in U.S.A.